UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

ADDUS HOMECARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34504	20-5340172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2401 South Plum Grove Road, Palatine, Illinois	60067
(Address of principal executive offices)	(Zip Code)

(847) 303-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on November 1, 2010, a shareholder derivative action (the “Derivative Action”) was filed on behalf of Addus HomeCare Corporation (the “Company”) in the Circuit Court of Cook County, Illinois (the “Court”) by an alleged shareholder of the Company. As previously reported, on March 21, 2011, the plaintiff and the defendants entered into a stipulation of settlement with respect to the Derivative Action. On April 1, 2011, the Company received preliminary approval of the settlement reached in the Derivative Action, pursuant to which the Company has agreed to cause the plaintiff’s counsel’s fees and expenses in an amount up to and including $200,000 to be paid. In addition, the Company has agreed to adopt certain corporate governance measures. The monetary amount of the settlement is covered by insurance, and accordingly, the settlement is not expected to have a material adverse effect on the Company’s business, financial condition or results of operations. The Derivative Action settlement remains subject to final approval by the Court. A final approval hearing is scheduled for June 6, 2011.

The effectiveness of the Derivative Action stipulation and the settlement incorporated therein is conditioned upon the following remaining conditions: (i) the Court finally approving the settlement, (ii) any judgment of dismissal entered by the Court becoming final and (iii) any judgment of dismissal entered in the previously disclosed class action lawsuit filed against the Company and certain current and former officers and directors becoming final. There can be no assurance that the settlement will be approved or become effective. If the settlement is given final approval by the Derivative Action Court, the Derivative Action will be dismissed with prejudice.

Pursuant to the stipulation of settlement, the Company is required to file a copy of the Notice of Hearing on Proposed Settlement of Shareholder Derivative Action (the “Notice”) with the Securities and Exchange Commission via a Current Report on Form 8-K. A copy of the Notice is filed as Exhibit 99.1 hereto.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, regarding the prospective resolution of the Derivative Action. Such forward-looking statements are based on current expectations, are predictive in nature, and involve known and unknown risks and uncertainties that may cause the Company’s actual outcomes and results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the settlement discussed above will be not be finalized or approved. If the settlement is not finalized, the ultimate resolution and the impact on the Company cannot be assessed. Whether or not a settlement is approved depends on various factors, including, but not limited to, the number of and reasons for any potential objections to the settlement. The Company can give no assurances that any results or events projected or contemplated by its forward-looking statements will in fact occur and the Company cautions you not to place undue reliance on these statements. The Company undertakes no duty to update these forward-looking statements to reflect any future events, developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Notice of Hearing on Proposed Settlement of Shareholder Derivative Action

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDUS HOMECARE CORPORATION

Dated: April 13, 2011	By:	/s/ Dennis Meulemans
	Name:	Dennis Meulemans
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Notice of Hearing on Proposed Settlement of Shareholder Derivative Action